Exhibit 10.23b

Amendment to Warrant Agreement

This Amendment to Warrant Agreement, dated as of December 5, 2016 (the "Amendment"), hereby amends that certain Warrant dated as of December 4, 2015, and as amended November 29, 2016 (as so amended, the "Warrant Agreement"), by and between Jay S. Walker (“JSW”), The Upside Commerce Group, LLC (formerly, Flexible Travel Company, LLC), a Delaware limited liability company (the “Issuer”) and Walker Innovation Inc., a Delaware Corporation (the “Holder”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Warrant Agreement.

WHEREAS, the Warrant Agreement grants to Holder the right to purchase Class A Common Shares in Issuer pursuant to the terms thereof;

WHEREAS, the Issuer has amended its name to The Upside Commerce Group, LLC, and all references to Flexible Travel Company, LLC in the Warrant Agreement shall mean and refer to The Upside Commerce Group, LLC;

WHEREAS, pursuant to that certain Warrant Exercise Notice dated December 5, 2016 by Holder to JSW, Holder partially exercised the Warrant Agreement by purchasing One Million Two Hundred Fifty Thousand (1,250,000) Class A Common Shares of the Issuer pursuant to the terms of the Warrant Agreement (the “Partial Exercise”);

WHEREAS, JSW desires to enter into the Amendment to account for the Partial Exercise and to reflect that the number of Warrant Shares remaining under the Warrant Agreement is now Twelve Million Six Hundred Fifty Thousand (12,650,000) Class A Common Shares of the Issuer.

NOW THEREFORE, upon the mutual covenants of the parties contained herein and other good and valuable consideration which is hereby acknowledged the parties agree as follows:

1.          The opening paragraph of the Warrant Agreement is hereby amended to delete “13,900,000” and substitute in its place “12,650,000.”

2.          Except as expressly amended hereby, the Warrant Agreement shall remain unmodified and in full force and effect.

This Amendment may be executed by electronic signature and in counterparts.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned has executed and acknowledged this Amendment as of the date first above written.

JSW:

/s/ Jay S. Walker
Jay S. Walker

THE UPSIDE COMMERCE GROUP, LLC

By:	/s/ Jay S. Walker
Name:	Jay S. Walker
Its:	Chief Executive Officer

WALKER INNOVATION INC.

By:	/s/ Jonathan Ellenthal
Name:	Jonathan Ellenthal
Its:	CEO

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